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                       PIMCO Funds: Multi-Manager Series

                       Supplement Dated February 8, 2000
                                    to the
         Prospectus for Institutional and Administrative Class Shares
                            Dated November 1, 1999

                 Disclosure Relating to PIMCO Core Equity Fund

  Changes to Principal Investments and Strategies. The description of PIMCO Core Equity Fund under "Principal Investments and Strategies" in the Fund's Fund Summary is amended to read in its entirety as follows:

  The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of "growth" companies with market capitalizations of at least $10 billion at the time of investment. The Fund normally invests in the securities of between 15 and 25 issuers.

  The portfolio manager selects stocks for the Fund using a "growth" style. The portfolio manager seeks to identify companies with well-defined "wealth creating" characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify dominant companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund sells stocks when the portfolio manager believes that earnings, sentiment and relative performance are disappointing or if an alternative investment is more attractive. The Fund may invest up to 25% of its assets in foreign securities, usually in the form of American Depository Receipts (ADRs).

  In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund's investment objective and principal strategies.

  In addition, in connection with the above changes, the disclosure under "Principal Risks" in the Fund Summary is revised to indicate that the following are among the principal risks of investing in the Fund: Market Risk, Concentration Risk, Credit Risk, Issuer Risk, Foreign Investment Risk, Management Risk, Growth Securities Risk and Currency Risk.

  Expected Changes to Investment Objective, Certain Fundamental Investment Policies and Name. Subject to the approval of the Board of Trustees of the Trust and the shareholders of the Fund, on or about April 1, 2000, the Fund intends to change its investment objective to read as follows: "Seeks long-term growth of capital; income is an incidental consideration." The Fund also intends to make its investment objective "non-fundamental," so that in the future it could be changed by the Board of Trustees without shareholder approval.

  In addition, subject to the approval of the Board of Trustees of the Trust and the shareholders of the Fund, on or about April 1, 2000, the Fund intends to change its classification from a "diversified" company to a "non-diversified" company under the Investment Company Act of 1940 and to eliminate two fundamental investment policies of the Fund relating to diversification.

  In connection with the above changes, on or about April 1, 2000, the Fund intends to change its name to "PIMCO Select Growth Fund," subject to the approval of the Board of Trustees of the Trust.
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  Expected Change to Investment Advisory Fee Rate. Subject to the approval of the Board of Trustees of the Trust and the shareholders of the Fund, on or about April 1, 2000, the Fund anticipates that the annual investment advisory fee paid by the Fund to PIMCO Advisors L.P., the Fund's investment adviser, will increase from 0.57% to 0.60% of the average daily net assets of the Fund.

  Pending Trustee approval, PIMCO Advisors L.P., which is also the current majority shareholder of the Fund, has indicated that it intends to execute a written consent which by itself would constitute the necessary shareholder approval for each of the changes discussed above that require such approval.

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